Exhibit 99.2

                              Financial Supplement

                               December 31, 2007

This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

contact:     William Pollett, Treasurer
telephone:   +1(441) 297 9576
email:       bill.pollett@montpelierre.bm

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement contains forward-looking statements within the meaning of the United States (the "U.S.") federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside the Company's control, that could cause actual results to differ materially from such statements. See "Risk Factors" contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and our Quarterly Reports on Form 10-Q for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007 as filed with the Securities and Exchange Commission (the "SEC"). In particular, statements using words such as "may," "should," "estimate," "expect," "anticipate," "intend," "believe," "predict," "potential," or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to execute the business plan of our new insurance and reinsurance initiatives effectively, including the integration of those operations into our existing operations; increases in our general and administrative expenses due to new business ventures, which expenses may not be recoverable through additional profits; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedants and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; our ability to assimilate effectively the additional regulatory issues created by our entry into new markets; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.


                          MONTPELIER RE HOLDINGS LTD.
                               Table of Contents

Page

1          Consolidated Financial Highlights

2          Summary Consolidated Balance Sheets

3          Summary Consolidated Income Statements

4          Premium Analysis by Quarter

5          Losses Paid to Incurred Analysis

6          Losses and Loss Ratios by Line

7          Consolidated Investments

8          Consolidated Investment Detail - Mortgage-backed and Asset-backed
           Securities

9          Reinsurance Recoverable by Rating

10         Fully Converted Book Value Per Share

11         Securities Convertible into Common Shares

12         Basic and Diluted Earnings Per Share

13         Summary Consolidating Balance Sheet - Blue Ocean

14         Summary Consolidating Income Statements - Blue Ocean Q4 2007

15         Summary Consolidating Income Statements - Blue Ocean YTD 2007

16         Financial Measures Disclosures

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
                                                                   MONTPELIER RE HOLDINGS LTD.
                                                        Consolidated Financial Highlights (unaudited)
                                                            $ in millions, except per share amounts

                                                   Three months ended Dec 31   % change    Year ended Dec 31   % change
                                                       2007         2006         QTR         2007      2006      YEAR
                                                  -------------------------- ------------ ------------------- ----------

Highlights
Gross premiums written                            $        76.3 $       85.3         -11% $    653.8 $  727.5       -10%

Net premiums written                              $        74.5 $       53.2          40% $    549.0 $  578.6        -5%

Net premiums earned                               $       147.0 $      148.8          -1% $    557.2 $  583.0        -4%

Net investment income                             $        33.1 $       33.5          -1% $    132.5 $  125.8         5%

Operating income(1)                               $        87.5 $      110.5         -21% $    280.1 $  285.7        -2%

Net income                                        $        90.5 $      122.1         -26% $    315.8 $  302.9         4%

Comprehensive income                              $        87.9 $      139.8         -37% $    314.0 $  361.5       -13%

Total assets                                                                              $  3,525.2 $3,898.8

Shareholders' equity                                                                      $  1,653.1 $1,492.9

Per share data
Diluted operating income per share (2)            $        0.93 $       1.14              $     2.93 $   3.04
Diluted comprehensive income per share(2)         $        0.94 $       1.45              $     3.29 $   3.85
Fully converted book value per share (3)                                                  $    17.88 $  15.46
Fully converted tangible book value per share (3)                                         $    17.82 $  15.46
Cash dividends per share                          $       0.075 $      0.075              $     0.30 $   0.30

Financial ratios
Loss and loss adjustment expense ratio:
      Current year                                        23.6%        20.3%                   38.3%    33.7%
      Prior year                                          -2.8%       -11.5%                   -6.5%    -4.1%
                                                   ------------  -----------               ---------  -------
Loss and loss adjustment expense ratio                    20.8%         8.8%                   31.8%    29.6%
Acquisition costs ratio                                   13.7%        14.6%                   14.1%    19.4%
General and administrative expense ratio                  18.4%        12.3%                   15.4%    11.3%
                                                   ------------  -----------               ---------  -------
Combined ratio                                            52.9%        35.7%                   61.3%    60.3%
                                                   ------------  -----------               ---------  -------

Operating income / Avg shareholders' equity                5.3%         7.7%                   17.8%    22.8%

Change in FCBVPS adj for Dvds (4)                          5.4%        10.4%
Change in FCBVPS adj for Dvds (4): Rolling 12
 months                                                   17.6%        33.2%

(1) Excludes net realized and unrealized gains (losses) on investments, foreign exchange and income taxes.
(2) See Page 11 for calculation and Page 15 for a discussion of our use of certain Financial Measures Disclosures.
(3) See Page 9 for calculation and Page 15 for a discussion of our use of certain Financial Measures Disclosures.
(4) Change in FCBVPS adj for Dvds is the internal rate of return of the increase in fully converted book value per share in the period plus dividends declared. See page 15 for a discussion of our use of certain Financial Measures
    Disclosures.

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
                                                        MONTPELIER RE HOLDINGS LTD.
                                                Summary Consolidated Balance Sheets (unaudited)
                                                        $ in millions, except per share amounts

                                                                             Dec 31   Sept 30  Jun 30   Mar 31   Dec 31
                                                                              2007     2007     2007     2007     2006
                                                                            -------- -------- -------- -------- --------

ASSETS
Investments and cash and cash equivalents                                   $2,848.1 $2,923.6 $2,873.1 $3,117.5 $3,086.3
Securities lending collateral                                                  192.0    136.7    171.9    219.5    315.7
Premiums receivable                                                            160.5    218.8    271.1    230.5    171.7
Deferred acquisition costs                                                      27.7     37.8     41.6     37.3     30.3
Reinsurance recoverable on paid and unpaid losses                              169.3    164.5    174.7    204.1    205.1
Unearned premium ceded                                                          21.1     51.6     72.2     84.2     44.5
Other assets                                                                   106.5     56.2     45.8     46.9     45.2
                                                                            -------- -------- -------- -------- --------

 Total Assets                                                               $3,525.2 $3,589.2 $3,650.4 $3,940.0 $3,898.8
                                                                            -------- -------- -------- -------- --------

LIABILITIES & MINORITY INTEREST
Loss and loss adjustment expense reserves                                      860.7    905.8    958.3  1,005.5  1,089.2
Unearned premium                                                               187.4    290.5    331.0    305.4    219.2
Securities lending payable                                                     193.4    136.7    171.9    219.5    315.7
Debt                                                                           427.4    427.4    427.4    427.3    427.3
Other liabilities                                                              114.5    115.3    142.5    171.6    116.1
                                                                            -------- -------- -------- -------- --------
 Total Liabilities                                                           1,783.4  1,875.7  2,031.1  2,129.3  2,167.5
                                                                            -------- -------- -------- -------- --------

Minority Interest - Blue Ocean preferred shares(1)                              20.6     19.1     18.5     63.4     61.6
Minority Interest - Blue Ocean common shares(1)                                 68.1     64.4     60.2    187.7    176.8
                                                                            -------- -------- -------- -------- --------
 Total Minority Interest                                                        88.7     83.5     78.7    251.1    238.4
                                                                            -------- -------- -------- -------- --------

COMMON SHAREHOLDERS' EQUITY                                                  1,653.1  1,630.0  1,540.6  1,559.6  1,492.9
                                                                            -------- -------- -------- -------- --------

 Total Liabilities, Minority Interest & Common Shareholders' Equity         $3,525.2 $3,589.2 $3,650.4 $3,940.0 $3,898.8
                                                                            -------- -------- -------- -------- --------

Fully converted book value per share (2)                                    $  17.88 $  17.03 $  16.04 $  16.08 $  15.46

Fully converted tangible book value per share (2)                           $  17.82 $  17.03 $  16.04 $  16.08 $  15.46

(1) See Page 12 for additional information.
(2) See Page 9 for calculation and Page 15 for a discussion of our use of certain Financial Measures
    Disclosures.

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
                                                                  MONTPELIER RE HOLDINGS LTD.
                                                        Summary Consolidated Income Statements (unaudited)
                                                                $ in millions, except per share amounts

                                                                                                           YEAR    YEAR
                                                                  Q4-07   Q3-07   Q2-07   Q1-07   Q4-06    2007    2006
                                                                 ------- ------- ------- ------- ------- ------- -------

Underwriting revenues
Gross premiums written                                           $ 76.3  $128.3  $188.2  $261.0  $ 85.3  $653.8  $727.5
Reinsurance premiums ceded                                          1.8     9.7    21.6    71.7    32.1   104.8   148.9
                                                                 ------- ------- ------- ------- ------- ------- -------
Net premiums written                                               74.5   118.6   166.6   189.3    53.2   549.0   578.6

Gross premiums earned                                             179.2   168.7   162.7   174.7   191.6   685.3   771.3
Earned reinsurance premiums ceded                                  32.2    30.3    33.6    32.0    42.8   128.1   188.3
                                                                 ------- ------- ------- ------- ------- ------- -------
Net premiums earned                                               147.0   138.4   129.1   142.7   148.8   557.2   583.0

Loss and loss adjustment expenses                                  30.6    37.1    50.2    59.6    13.2   177.5   172.7
Acquisition costs                                                  20.0    20.0    19.8    18.5    21.7    78.3   112.8
General and administrative expenses                                27.1    23.0    20.4    15.4    18.4    85.9    66.0
                                                                 ------- ------- ------- ------- ------- ------- -------
Underwriting income                                                69.3    58.3    38.7    49.2    95.5   215.5   231.5

Net investment income                                              33.1    31.9    34.4    33.1    33.5   132.5   125.8
Interest and other financing expenses                               9.2     8.6     8.2     8.5     7.3    34.5    28.2
Other revenue                                                       2.5     4.6     1.2     2.1     4.3    10.4     9.6
Other non-underwriting expenses                                     3.1     3.0     2.9     2.9     2.6    11.9    13.7
Minority interest expense - Blue Ocean                              5.1     4.9     9.2    12.7    12.9    31.9    39.3
                                                                  ------ ------- ------- ------- ------- ------- -------
Operating income (1)                                               87.5    78.3    54.0    60.3   110.5   280.1   285.7
                                                                 ------- ------- ------- ------- ------- ------- -------

Net realized and unrealized gains (losses) on investments, foreign
 exchange and income taxes.(1)                                      3.0    23.0    (3.3)   13.0    11.6    35.7    17.2
                                                                 ------- ------- ------- ------- ------- ------- -------
Net income                                                         90.5   101.3    50.7    73.3   122.1   315.8   302.9
                                                                 ------- ------- ------- ------- ------- ------- -------

Other comprehensive (loss) income items                            (2.6)    0.7     0.8    (0.7)   17.7    (1.8)   58.6

                                                                 ------- ------- ------- ------- ------- ------- -------
Comprehensive income                                             $ 87.9  $102.0  $ 51.5  $ 72.6  $139.8  $314.0  $361.5
                                                                 ------- ------- ------- ------- ------- ------- -------

Loss and loss adjustment expense ratio:
      Current year                                                 23.6%   30.1%   54.0%   47.5%   20.3%   38.3%   33.7%
      Prior year                                                   -2.8%   -3.3%  -15.2%   -5.7%  -11.5%   -6.5%   -4.1%
                                                                 ------- ------- ------- ------- ------- ------- -------
Loss and loss adjustment expense ratio                             20.8%   26.8%   38.8%   41.8%    8.8%   31.8%   29.6%
Acquisition costs ratio                                            13.7%   14.5%   15.4%   13.0%   14.6%   14.1%   19.4%
General and administrative expense ratio                           18.4%   16.6%   15.8%   10.8%   12.3%   15.4%   11.3%
                                                                  ------ ------- ------- ------- ------- ------- -------
       Combined ratio                                              52.9%   57.9%   70.0%   65.6%   35.7%   61.3%   60.3%
                                                                 ------- ------- ------- ------- ------- ------- -------

Diluted operating income per share(2)                            $ 0.93  $ 0.82  $ 0.56  $ 0.62  $ 1.14  $ 2.93  $ 3.04
Diluted comprehensive income per share                           $ 0.94  $ 1.07  $ 0.54  $ 0.75  $ 1.45  $ 3.29  $ 3.85
Operating income / Avg shareholders' equity                         5.3%    4.9%    3.5%    4.0%    7.7%   17.8%   22.8%
Comprehensive income / Avg shareholders' equity                     5.4%    6.4%    3.3%    4.8%    9.8%   19.9%   28.9%

(1) Effective January 1, 2007, the Company elected to adopt FAS 157 and FAS 159. As a result of this election, all changes in unrealized gains (losses) associated with our fixed maturity and equity investments are included in net income for the three and twelve months ended December 31, 2007. For all periods prior to adoption, certain of these changes are included in other comprehensive income.

(2) Excludes net realized and unrealized gains (losses) on investments, foreign exchange and income taxes. See Page 11 for calculation and Page 15 for a discussion of our use of certain Financial Measures Disclosures.

                                                                PAGE 3
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
                                                                        MONTPELIER RE HOLDINGS LTD.
                                                                  Premium Analysis by Quarter (unaudited)
                                                                               $ in millions
                                                                                                           YEAR    YEAR
                                                                        Q4-07  Q3-07  Q2-07  Q1-07  Q4-06  2007    2006
                                                                       ------ ------ ------ ------ ------ ------ -------

Gross premiums written

 Property catastrophe excess of loss                                   $ 20.9 $ 48.4 $115.5 $150.6 $ 26.9 $335.4 $292.6
 Property retrocession                                                    0.9   12.1    1.1    0.7    2.8   14.8    9.3
                                                                       ------ ------ ------ ------ ------ ------ -------
 Property Catastrophe                                                    21.8   60.5  116.6  151.3   29.7  350.2  301.9

 Property risk excess of loss                                             1.8   16.8    1.9   20.8    4.9   41.3   45.9
 Property pro-rata                                                       12.2    9.9    8.1   10.4   12.8   40.6   77.7
 Property direct & facultative                                            5.0   17.7   24.0   13.9   14.0   60.6   83.2
                                                                       ------ ------ ------ ------ ------ ------ -------
 Property Specialty                                                      19.0   44.4   34.0   45.1   31.7  142.5  206.8

 Personal accident & WCA                                                  3.8    3.1    4.1    2.1    4.1   13.1   23.4
 Casualty                                                                23.2   11.5    9.4   13.9    7.2   58.0   56.4
 Marine & miscellaneous                                                   3.8    4.2    6.7    7.1    3.0   21.8   16.5
 Sabotage & terrorism                                                     1.1    2.4    3.3    9.1    3.1   15.9   16.7
 Aviation                                                                 3.1    2.2    1.6    2.6    2.4    9.5   11.3
                                                                       ------ ------ ------ ------ ------ ------ -------
 Other Specialty                                                         35.0   23.4   25.1   34.8   19.8  118.3  124.3

 Blue Ocean                                                               0.5      -   12.5   29.8    4.1   42.8   94.8

 Qualifying Quota Share                                                     -      -      -      -      -      -   (0.3)
                                                                       ------ ------ ------ ------ ------ ------ -------

Total                                                                  $ 76.3 $128.3 $188.2 $261.0 $ 85.3 $653.8 $727.5
                                                                       ------ ------ ------ ------ ------ ------ -------


 Rolling 12 month total - gross premiums written                       $653.8 $662.8 $655.6 $763.6 $727.5
                                                                       ------ ------------- ------ ------

 Rolling 12 month total - net premiums written                         $549.0 $527.7 $516.9 $622.2 $578.6
                                                                       ------ ------------- ------ ------

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
                                                                        MONTPELIER RE HOLDINGS LTD.
                                                                 Losses Paid to Incurred Analysis (unaudited)
                                                                                 $ in millions

                                                        Three months ended Dec 31, 2007  Three months ended Dec 31, 2006
                                                       --------------------------------- -------------------------------
                                                           Gross     Recoveries    Net     Gross    Recoveries    Net
                                                       ------------- ----------- ------- ---------- ---------- ---------

Reserve for losses, beginning of period                $      905.8  $    150.7  $755.1  $ 1,341.4  $   214.3  $1,127.1

Losses incurred
     Current year                                              36.8         2.1    34.7       31.9        1.6      30.3
     Prior years                                               (6.0)       (1.9)   (4.1)     (20.7)      (3.6)    (17.1)
                                                       ------------- ----------- ------- ---------- ---------- ---------
Total losses incurred                                          30.8         0.2    30.6       11.2       (2.0)     13.2
                                                       ------------- ----------- ------- ---------- ---------- ---------

Paid losses
     Current year                                               5.8         0.3     5.5       24.1        0.1      24.0
     Prior years                                               90.3        18.3    72.0      239.3       14.9     224.4
                                                       ------------- ----------- ------- ---------- ---------- ---------
Total paid losses                                              96.1        18.6    77.5      263.4       15.0     248.4
                                                       ------------- ----------- ------- ---------- ---------- ---------

Gross loss reserves acquired (MUSIC)                           20.2        20.2       -          -          -         -
                                                       ------------- ----------- ------- ---------- ---------- ---------

Reserve for losses, end of period                      $      860.7  $    152.5  $708.2  $ 1,089.2  $   197.3  $  891.9
                                                       ------------- ----------- ------- ---------- ---------- ---------


                                                            Year ended Dec 31, 2007          Year ended Dec 31, 2006
                                                       --------------------------------- -------------------------------
                                                           Gross     Recoveries    Net     Gross    Recoveries    Net
                                                       ------------- ----------- ------- ---------- ---------- ---------

Reserve for losses, beginning of period                $    1,089.2  $    197.3  $891.9  $ 1,781.9  $   305.7  $1,476.2

Losses incurred
     Current year                                             229.3        15.4   213.9      204.9        8.4     196.5
     Prior years                                              (44.9)       (8.5)  (36.4)      (0.9)      22.9     (23.8)
                                                       ------------- ----------- ------- ---------- ---------- ---------
Total losses incurred                                         184.4         6.9   177.5      204.0       31.3     172.7
                                                       ------------- ----------- ------- ---------- ---------- ---------

Paid losses
     Current year                                              27.8         1.8    26.0       41.1        0.3      40.8
     Prior years                                              405.3        70.1   335.2      855.6      139.4     716.2
                                                       ------------- ----------- ------- ---------- ---------- ---------
Total paid losses                                             433.1        71.9   361.2      896.7      139.7     757.0
                                                       ------------- ----------- ------- ---------- ---------- ---------

Gross loss reserves acquired (MUSIC)                           20.2        20.2       -          -          -         -
                                                       ------------- ----------- ------- ---------- ---------- ---------

Reserve for losses, end of period                      $      860.7  $    152.5  $708.2  $ 1,089.2  $   197.3  $  891.9
                                                       ------------- ----------- ------- ---------- ---------- ---------

                                                                       PAGE 5
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
                                                                                MONTPELIER RE HOLDINGS LTD.
                                                                        Losses and Loss Ratios by Line (unaudited)
                                                                                      $ in millions

                                                                                                          YEAR    YEAR
                                                                     Q4-07  Q3-07  Q2-07  Q1-07   Q4-06   2007    2006
                                                                     ------ ------ ------ ------ ------- ------- -------
Property Catastrophe
--------------------

 Net reserves: start                                                 256.8  281.9  277.1  302.9   418.4   302.9   719.8
 Change in prior AY                                                   (1.2)   0.5   (5.8)   2.5     5.2    (4.0)   30.2
 Paid losses (1)                                                     (23.4) (44.1) (27.7) (68.6) (122.8) (163.8) (465.6)
 Current yr. incurred losses                                           4.5   18.5   38.3   40.3     2.1   101.6    18.5
                                                                     ------ ------ ------ ------ ------- ------- -------
 Net reserves: end                                                   236.7  256.8  281.9  277.1   302.9   236.7   302.9
                                                                     ------ ------ ------ ------ ------- ------- -------

 IBNR                                                                122.0  134.2  149.4  123.7   122.0
 Net earned premium                                                   69.8   68.7   62.9   62.5    54.6   263.9   165.9

Net loss ratio                                                         4.7%  27.7%  51.7%  68.5%   13.5%   37.0%   29.4%
Prior AY adjusts.                                                     -1.7%   0.7%  -9.2%   4.0%    9.5%   -1.5%   18.2%


Property Specialty
------------------

 Net reserves: start                                                 220.1  231.9  244.5  271.6   332.2   271.6   398.4
 Change in prior AY                                                   (2.5)  (2.0) (11.5) (10.6)   (8.9)  (26.6)  (30.6)
 Paid losses (1)                                                     (34.8) (20.5) (17.9) (29.5)  (68.6) (102.7) (197.8)
 Current yr. incurred losses                                          14.5   10.7   16.8   13.0    16.9    55.0   101.6
                                                                     ------ ------ ------ ------ ------- ------- -------
 Net reserves: end                                                   197.3  220.1  231.9  244.5   271.6   197.3   271.6
                                                                     ------ ------ ------ ------ ------- ------- -------

 IBNR                                                                 93.7   95.1   88.3   95.6   104.7
 Net earned premium                                                   29.2   34.6   24.8   34.8    41.9   123.4   220.4

Net loss ratio                                                        41.1%  25.1%  21.4%   6.9%   18.9%   23.0%   32.2%
Prior AY adjusts.                                                     -8.6%  -5.8% -46.4% -30.5%  -21.2%  -21.6%  -13.9%


Blue Ocean Re
-------------

 Net reserves: start                                                     -      -      -      -       -       -       -
 Change in prior AY                                                      -      -      -      -       -       -       -
 Paid losses (1)                                                         -      -      -      -       -       -       -
 Current yr. incurred losses                                             -      -      -      -       -       -       -
                                                                     ------ ------ ------ ------ ------- ------- -------
 Net reserves: end                                                       -      -      -      -       -       -       -
                                                                     ------ ------ ------ ------ ------- ------- -------

 IBNR                                                                    -      -      -      -       -               -
 Net earned premium                                                   11.9   11.1   16.2   22.5    26.7    61.7    72.9

Net loss ratio                                                         0.0%   0.0%   0.0%   0.0%    0.0%    0.0%    0.0%
Prior AY adjusts.                                                      0.0%   0.0%   0.0%   0.0%    0.0%    0.0%    0.0%


(1) Paid losses are shown net of the impact of foreign exchange translation
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
                                                                                MONTPELIER RE HOLDINGS LTD.
                                                                        Losses and Loss Ratios by Line (unaudited)
                                                                                      $ in millions
                                                                                                         YEAR     YEAR
                                                                  Q4-07  Q3-07  Q2-07   Q1-07   Q4-06    2007     2006
                                                                  ------ ------ ------ ------- -------- ------- --------
Other Specialty
---------------

 Net reserves: start                                              278.2  281.8  300.3   317.4    376.5   317.4    341.3
 Change in prior AY                                                (0.3)  (3.1)  (2.4)      -    (13.4)   (5.8)   (19.9)
 Paid losses (1)                                                  (19.4) (13.0) (30.8)  (31.5)   (57.1)  (94.7)   (80.3)
 Current yr. incurred losses                                       15.7   12.5   14.7    14.4     11.4    57.3     76.3
                                                                  ------ ------ ------ ------- -------- ------- --------
 Net reserves: end                                                274.2  278.2  281.8   300.3    317.4   274.2    317.4
                                                                  ------ ------ ------ ------- -------- ------- --------

 IBNR                                                             176.5  171.3  172.6   170.0    173.6
 Net earned premium                                                36.1   24.0   25.2    22.9     25.6   108.2    124.1

Net loss ratio                                                     42.7%  39.2%  48.8%   62.9%    -8.2%   47.6%    45.4%
Prior AY adjusts.                                                  -0.8% -12.9%  -9.5%    0.0%   -52.3%   -5.4%   -16.0%


Qualifying Quota Share
----------------------

 Net reserves: start                                                  -      -      -       -        -       -     16.7
 Change in prior AY                                                   -      -      -       -        -       -     (3.5)
 Paid losses (1)                                                      -      -      -       -        -       -    (13.2)
 Current yr. incurred losses                                          -      -      -       -        -       -        -
                                                                  ------ ------ ------ ------- -------- ------- --------
 Net reserves: end                                                    -      -      -       -        -       -        -
                                                                  ------ ------ ------ ------- -------- ------- --------

 IBNR                                                                 -      -      -       -        -
 Net earned premium                                                   -      -      -       -        -       -     (0.3)

Net loss ratio                                                      0.0%   0.0%   0.0%    0.0%     0.0%    0.0%     n/m
Prior AY adjusts.                                                   0.0%   0.0%   0.0%    0.0%     0.0%    0.0%     n/m


TOTAL
-----

 Net reserves: start                                              755.1  795.6  821.9   891.9  1,127.1   891.9  1,476.2
 Change in prior AY                                                (4.0)  (4.6) (19.7)   (8.1)   (17.1)  (36.4)   (23.8)
 Paid losses (1)                                                  (77.6) (77.6) (76.4) (129.6)  (248.5) (361.2)  (756.9)
 Current yr. incurred losses                                       34.7   41.7   69.8    67.7     30.4   213.9    196.4
                                                                  ------ ------ ------ ------- -------- ------- --------
 Net reserves: end                                                708.2  755.1  795.6   821.9    891.9   708.2    891.9
                                                                  ------ ------ ------ ------- -------- ------- --------

 IBNR                                                             392.2  400.6  410.3   389.3    400.3
 Net earned premium                                               147.0  138.4  129.1   142.7    148.8   557.2    583.0

Net loss ratio                                                     20.9%  26.8%  38.7%   41.7%     8.8%   31.8%    29.6%
Prior AY adjusts.                                                  -2.8%  -3.3% -15.3%   -5.7%   -11.5%   -6.5%    -4.1%

IBNR as a % of net reserves                                          55%    53%    52%     47%      45%

(1) Paid losses are shown net of the impact of foreign exchange translation

                                                                        PAGE 6

                                                                                MONTPELIER RE HOLDINGS LTD.
                                                                             Consolidated Investments (unaudited)
                                                                                        $ in millions

                                                                         Dec 31   Sept 30    Jun 30    Mar 31    Dec 31
                                                                          2007      2007      2007      2007      2006
                                                                       --------- --------- --------- --------- ---------

Market value $
Fixed maturities                                                       $2,061.5  $2,305.6  $2,275.0  $2,473.7  $2,507.5
Equity securities                                                         220.2     222.9     211.9     205.9     203.1
Other investments                                                          77.7      49.3      30.9      29.6      27.1
Cash equivalents                                                          209.4     166.9      59.5     121.1      13.7
Cash                                                                      279.3     178.9     295.8     287.2     334.9
                                                                       --------- --------- --------- --------- ---------
   Total                                                               $2,848.1  $2,923.6  $2,873.1  $3,117.5  $3,086.3
                                                                       --------- --------- --------- --------- ---------

Market value %
Fixed maturities                                                             72%       78%       80%       79%       81%
Equity securities                                                             8%        8%        7%        7%        7%
Other investments                                                             3%        2%        1%        1%        1%
Cash equivalents                                                              7%        6%        2%        4%        -%
Cash                                                                         10%        6%       10%        9%       11%
                                                                       --------- --------- --------- --------- ---------
   Total                                                                    100%      100%      100%      100%      100%
                                                                       --------- --------- --------- --------- ---------

Fixed maturities allocation
Government & government-sponsored entities                             $  670.4  $  764.0  $  760.8  $  933.0  $1,103.7
Corporate debt securities (1)                                             600.9     620.6     648.2     645.5     628.7
Mortgage-backed and asset-backed securities(2)                            790.2     921.0     866.0     895.2     775.0
                                                                       --------- --------- --------- --------- ---------
   Total                                                               $2,061.5  $2,305.6  $2,275.0  $2,473.7  $2,507.4
                                                                       --------- --------- --------- --------- ---------

Total investment return
Net investment income                                                  $   33.1  $   31.9  $   34.4  $   33.1  $   33.5
Net investment gains (losses)                                               2.4      14.0      (5.2)     15.3       6.3
Net FX gains (losses) on investments                                       (0.1)      8.9       2.1       1.7       4.7
Change in net unrealized gains (losses)                                    (2.4)      0.7       0.8      (0.7)     17.6
                                                                       --------- --------- --------- --------- ---------
   Total                                                               $   33.0  $   55.5  $   32.1  $   49.4  $   62.1
                                                                       --------- --------- --------- --------- ---------


Total quarterly return on average market value %                            1.2%      1.9%      1.1%      1.5%      2.0%

Average yield to worst of fixed maturities and cash equivalents             4.7%      4.9%      5.2%      5.1%      5.1%
Average duration of fixed maturities, cash and cash equivalents            1.47      1.71      2.03      1.43      1.28
                                                                           years     years     years     years     years
Average credit quality of fixed maturities and cash equivalents              AA+       AA+       AA+       AA+       AA+

(1) Bank loans have been included in corporate debt securities.
(2) See Page 8 for additional detail regarding investment in mortgage-backed and asset-backed securities.

                                                                        PAGE 7
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

                                                                              MONTPELIER RE LTD.
                                                                     Consolidated Investments (unaudited)
                                                                                $ in millions
At December 31, 2007
                                                                                             Fair Value
                                                                     Option          ---------------------------
                                                       Fair         Adjusted  Average               Insurance (2)
                                                       Value Rating Duration   Life   Subrime Alt-A    wrapped
                                                       ----- ------ --------  ------  ------- ----- -------------

Mortgage-backed and asset-backed securities

 Residential Mortgage Backed (1)
    Conventional                                       139.3  AAA        4.4     6.1        -     -             -
    Balloon                                              2.9  AAA        1.0     1.4        -     -             -
                                                       ----- ------ --------  ------  ------- ----- -------------
    Total                                              142.2  AAA        4.3     6.0        -     -             -
                                                       ----- ------ --------  ------  ------- ----- -------------

 Collaterized Residential Mortgage Obligation
    Planned Amortization Class                         198.1  AAA        1.4     2.7        -   9.3             -
    Sequential                                          13.4  AAA        0.2     1.3        -     -             -
    Whole Loan                                          96.1  AAA        0.9     1.7        -  11.2             -
    Senior                                              74.6  AAA        0.7     1.1        -   8.9             -
                                                       ----- ------ --------  ------  ------- ----- -------------
    Total                                              382.2  AAA        1.1     2.1        -  29.4             -
                                                       ----- ------ --------  ------  ------- ----- -------------

 Asset-backed security
    Credit card                                         62.8  AAA        0.1     2.6        -     -             -
    Auto                                                68.9  AAA        2.0     2.3        -     -          52.9
    Home Equity                                         18.9  AAA        0.2     0.3     18.9     -             -
    Commercial Mortgage Backed Securities               98.3  AAA        3.0     3.8        -     -             -
    Miscellaneous                                        9.4  AAA        1.6     1.6        -     -           9.4
                                                       ----- ------ --------  ------  ------- ----- -------------
    Total                                              258.3  AAA        1.8     2.8     18.9     -          62.3
                                                       ----- ------ --------  ------  ------- ----- -------------

 Foreign Asset and Mortgage Backed
    Commercial Mortgage Backed Securities                7.5   A         0.1     5.6        -     -             -

                                                       ----- ------ --------  ------  ------- ----- -------------
    Total                                              790.2   AAA       1.9     3.1     18.9  29.4          62.3
                                                       ----- ------ --------  ------  ------- ----- -------------


 (1) All Residential Mortgage Backed securities are governement agency originated prime residential mortgage pools.
 (2) We estimate our insurance wrapped investments at December 31, 2007 would be rated A- or better excluding the effects of financial guarantee enhancements, if they were rated.


Note: During the second half of 2007, Montpelier invested in, and made commitments to purchase, private investment funds that target distressed mortgage securities.

                                                                        PAGE 8
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

                                                                MONTPELIER RE HOLDINGS LTD.
                                                        Reinsurance Recoverable by Rating (unaudited)
                                                                        $ in millions

The A.M. Best ratings of our reinsurers related to reinsurance recoverable on paid and unpaid losses as of the dates presented are as follows:

                                                           Dec 31       Sept 30        Jun 30        Mar 31        Dec 31
                                                            2007          2007          2007          2007          2006
                                                        ------------- ------------- ------------- ------------- -------------

Reinsurance recoverable on paid losses

A++                                                     $  9.8  58.3% $    -     -% $    -     -% $    -     -% $    -     -%
A+                                                         0.9   5.4     1.5  10.9     2.0  16.7     2.5  12.2     1.2  15.4
A                                                          2.7  16.1     7.5  54.3     7.5  62.5    13.2  64.4     5.3  67.9
A-                                                         3.4  20.2     4.4  31.9     2.4  20.0     4.3  21.0     1.3  16.7
B+                                                           -     -     0.4   2.9     0.1   0.8     0.5   2.4       -     -
Not rated                                                    -     -       -     -       -     -       -     -       -     -
Recoverable under guarantee of acquired reserves(1)          -     -       -     -       -     -       -     -       -     -
                                                         ----- ------ ------ ------ ------ ------ ------ ------ ------ ------

                                                        $ 16.8 100.0% $ 13.8 100.0% $ 12.0 100.0% $ 20.5 100.0% $  7.8 100.0%
                                                        ------ ------ ------ ------ ------ ------ ------ ------ ------ ------

Reinsurance recoverable on unpaid losses

A++                                                     $ 53.5  35.1% $ 64.5  42.8% $ 64.8  39.8% $ 65.8  35.8% $ 65.8  33.4%
A+                                                        16.2  10.6    11.1   7.4    13.1   8.1    18.1   9.9    20.2  10.2
A                                                         53.6  35.1    46.8  31.1    58.9  36.2    72.1  39.3    85.0  43.1
A-                                                        12.5   8.2    14.7   9.7    13.2   8.1    13.1   7.1    13.1   6.6
B+                                                           -     -     9.3   6.2    10.4   6.4    13.0   7.1       -     -
Not rated                                                    -     -     4.3   2.8     2.3   1.4     1.5   0.8    13.2   6.7
Recoverable under guarantee of acquired reserves(1)       16.7  11.0       -     -       -     -       -     -       -     -
                                                         ----- ------ ------ ------ ------ ------ ------ ------ ------ ------

                                                        $152.5 100.0% $150.7 100.0% $162.7 100.0% $183.6 100.0% $197.3 100.0%
                                                        ------ ------ ------ ------ ------ ------ ------ ------ ------ ------

Total reinsurance recoverable

A++                                                     $ 63.3  37.3% $ 64.5  39.1% $ 64.8  37.1% $ 65.8  32.1% $ 65.8  32.2%
A+                                                        17.1  10.1    12.6   7.6    15.1   8.6    20.6  10.1    21.4  10.4
A                                                         56.3  33.3    54.3  32.9    66.4  38.0    85.3  41.7    90.3  44.0
A-                                                        15.9   9.4    19.1  11.6    15.6   8.9    17.4   8.5    14.4   7.0
B+                                                           -     -     9.7   5.9    10.5   6.0    13.5   6.6       -     -
Not rated                                                    -     -     4.7   2.9     2.4   1.4     2.0   1.0    13.2   6.4
Recoverable under guarantee of acquired reserves(1)       16.7   9.9       -     -       -     -       -     -       -     -
                                                         ----- ------ ------ ------ ------ ------ ------ ------ ------ ------

                                                        $169.3 100.0% $164.9 100.0% $174.8 100.0% $204.6 100.0% $205.1 100.0%
                                                        ------ ------ ------ ------ ------ ------ ------ ------ ------ ------

(1) In support of MUSIC's remaining loss reserves acquired of $16.7 million at December 31, 2007, MUSIC specifically had a trust deposit maintained by the seller and reinsurance from third party reinsurers rated A- or better in a combined amount that exceeded $16.7 million. The market value of the trust deposit was $11.6 million as of December 31, 2007. In addition,
    MUSIC has a full indemnification from the seller covering any adverse development from its past business.

                                                                        PAGE 9

                                                                        MONTPELIER RE HOLDINGS LTD.
                                                                Fully Converted Book Value Per Share (unaudited)
                                                                        $ in millions, except per share amounts

                                                       Dec 31       Sept 30        Jun 30        Mar 31        Dec 31
                                                        2007         2007           2007          2007          2006
                                                    ------------ ------------- ------------- ------------- -------------

Numerator

Book value per share numerator (common shareholders'
 equity)                                            $   1,653.1  $    1,630.0  $    1,540.6  $    1,559.6  $    1,492.9
Proceeds from assumed exercise of variable
 forward(1)                                                   -             -             -             -             -
Intangible asset                                           (4.7)

                                                    ------------ ------------- ------------- ------------- -------------
Fully converted tangible book value per share
 numerator                                          $   1,648.4  $    1,630.0  $    1,540.6  $    1,559.6  $    1,492.9
                                                    ------------ ------------- ------------- ------------- -------------

Denominator (in shares)

Common shares outstanding                            99,290,078   102,617,706   103,067,067   111,778,122   111,775,682
Less: common shares subject to share issuance
 agreements                                          (7,920,000)   (7,920,000)   (7,920,000)  (15,694,800)  (15,694,800)
                                                    ------------ ------------- ------------- ------------- -------------
Book value per share numerator                       91,370,078    94,697,706    95,147,067    96,083,322    96,080,882

Shares issuable in connection with forward sale
 agreements(1)                                                -             -             -             -             -
Dilutive effect of share obligations under benefit
 plans                                                1,109,083     1,030,164       920,473       928,675       473,771

                                                    ------------ ------------- ------------- ------------- -------------
Fully converted book value per share denominator     92,479,161    95,727,870    96,067,540    97,011,997    96,554,653
                                                    ------------ ------------- ------------- ------------- -------------

Book value per share                                $     18.09  $      17.21  $      16.19  $      16.23  $      15.54

Fully converted book value per share                $     17.88  $      17.03  $      16.04  $      16.08  $      15.46

Fully converted tangible book value per share       $     17.82  $      17.03  $      16.04  $      16.08  $      15.46

Dividend per common share                           $     0.075  $      0.075  $      0.075  $      0.075  $      0.075
Change in FCBVPS (2): Quarter                               5.0%          6.2%         -0.2%          4.0%          9.9%
Change in FCBVPS adj for Dvds (3): Quarter                  5.4%          6.6%          0.2%          4.4%         10.4%
Change in FCBVPS adj for Dvds (3): Rolling 12 months       17.6%         23.3%         25.9%         33.8%         33.2%
Annualized Change in FCBVPS adj for Dvds (3)since
 inception                                                 10.0%

(1) Fully converted book value per share incorporates the assumption that the common shares issuable in connection with the forward sale agreements would not be issued in any period in which the ending FCBVPS falls between the contractual cap and floor prices.
(2) FCBVPS = Fully converted book value per share. See Page 15 for a discussion of our use of certain Financial Measures
    Disclosures.
(3) Change in FCBVPS adj for Dvds is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See Page 15 for a discussion of our use of certain Financial Measures
    Disclosures.

                                                                        PAGE 10

                                                                                        MONTPELIER RE HOLDINGS LTD.
                                                                           Securities Convertible into Common Shares (unaudited)
                                                                                      $ in millions, except per share amounts

                                                                                        Dec 31     Sept 30      Dec 31
                                                                                         2007        2007        2006
                                                                                     ----------- ----------- -----------

Common shares subject to forward sale agreements(1)                                    7,920,000   7,920,000  15,694,800
Warrants outstanding                                                                           -           -   7,172,358
Share obligations under benefit plans                                                  1,109,083   1,030,164     473,771
                                                                                     ----------- ----------- -----------
 Total                                                                                 9,029,083   8,950,164  23,340,929
                                                                                     ----------- ----------- -----------

Common shares subject to forward sale agreements:
-------------------------------------------------

Forward sale agreement A
 Proceeds to the Company assuming physical settlement at maturity                                            $89,100,000
 Forward floor price                                                                                         $     11.25
 Number of shares to be delivered at and below the forward floor price                                         7,774,800
 Forward cap price                                                                                           $    18.375
 Number of shares to be delivered at the forward cap price                                                     4,848,980

Forward sale agreement B(2)
 Proceeds to the Company assuming physical settlement at maturity                                $89,100,000 $89,100,000
 Forward floor price                                                                             $     11.25 $     11.25
 Number of shares to be delivered at and below the forward floor price                             7,920,000   7,920,000
 Forward cap price                                                                               $    18.375 $    18.375
 Number of shares to be delivered at the forward cap price                                         4,848,980   4,848,980

Forward sale agreement C(2)
 Proceeds to the Company assuming physical settlement at maturity                    $44,550,000
 Forward floor price                                                                 $     11.25
 Number of shares to be delivered at and below the forward floor price                 3,960,000
 Forward cap price                                                                   $     22.00
 Number of shares to be delivered at the forward cap price                             2,025,001

Forward sale agreement D(2)
 Proceeds to the Company assuming physical settlement at maturity                    $44,550,000
 Forward floor price                                                                 $     11.25
 Number of shares to be delivered at and below the forward floor price                 3,960,000
 Forward cap price                                                                   $     23.00
 Number of shares to be delivered at the forward cap price                             2,424,490


(1) The numbers above are provided for illustrative purposes. The actual mechanics of the forward sale agreements are governed by the documents filed with the SEC on June 2, 2006, January 3, 2007 and December 6, 2007.

(2) Variable forward B was amended in December 2007 illustrated above as forward sale agreements C and D. Pursuant to the amendment, the Forward Sale Agreement has been divided into two tranches, each relating to 3,960,000 common shares. The term of the first tranche (agreement C) settles in October 2009 with a forward cap price per share of $22.00. The second tranche (agreement D) settles in November 2009 with a forward cap price per share of $23.00.

                                                                       PAGE 11

                                                        MONTPELIER RE HOLDINGS LTD.
                                                Basic and Diluted Earnings Per Share (unaudited)
                                                        $ in millions, except per share amounts

                                                                                                  YEAR          YEAR
                           Q4-07         Q3-07         Q2-07         Q1-07         Q4-06          2007          2006
                       ------------- ------------- ------------- ------------- ------------- ------------- -------------

Numerator
Operating income (1)   $       87.5  $       78.3  $       54.0  $       60.3  $      110.5  $      280.1  $      285.7
Adjustment related to
 dividends declared on
 warrants (2)                     -             -             -          (0.5)         (0.5)         (0.5)         (2.1)
                        ------------ ------------- ------------- ------------- ------------- ------------- -------------
Adjusted operating
 income (2)                    87.5          78.3          54.0          59.8         110.0         279.6         283.6
Net realized and
 unrealized gains
 (losses), foreign exch.
 and taxes                      3.0          23.0          (3.3)         13.0          11.6          35.7          17.2
                        ------------ ------------- ------------- ------------- ------------- ------------- -------------
Adjusted net income (2)        90.5         101.3          50.7          72.8         121.6         315.3         300.8

Other comprehensive
 (loss) income                 (2.6)          0.7           0.8          (0.7)         17.7          (1.8)         58.6
                       ------------- ------------- ------------- ------------- ------------- ------------- -------------

Adjusted comprehensive
 income (2)            $       87.9  $      102.0  $       51.5  $       72.1  $      139.3  $      313.5  $      359.4
                       ------------- ------------- ------------- ------------- ------------- ------------- -------------

Denominator
Average common shares
 outstanding            100,865,497   102,736,228   105,971,680   111,776,495   111,775,682   105,337,882   102,035,514
Less: common shares
 subject to issuance
 agreements              (7,920,000)   (7,920,000)  (10,511,600)  (15,694,800)  (15,694,800)  (10,511,600)   (8,830,733)
                        ------------ ------------- ------------- ------------- ------------- ------------- -------------
Average common shares
 outstanding - Basic     92,945,497    94,816,228    95,460,080    96,081,695    96,080,882    94,826,282    93,204,781

Dilutive effect of share
 obligations under
 benefit plans              646,489       509,590       366,378       256,423       193,889       446,083       122,103
Dilutive effect of
 shares issuable in
 connection with forward
 sale agreements                  -             -         2,198             -        40,936             -        15,190
                       ------------- ------------- ------------- ------------- ------------- ------------- -------------
Average common & common
 equivalent shares
 outstanding - diluted   93,591,986    95,325,818    95,828,656    96,338,118    96,315,707    95,272,365    93,342,074
                       ------------- ------------- ------------- ------------- ------------- ------------- -------------

Basic operating income
 per share(1)          $       0.94  $       0.83  $       0.56  $       0.62  $       1.14  $       2.95  $       3.04
Basic net income per
 share                 $       0.97  $       1.07  $       0.53  $       0.76  $       1.26  $       3.32  $       3.23
Basic comprehensive
 income per share      $       0.95  $       1.08  $       0.54  $       0.75  $       1.45  $       3.31  $       3.86

Diluted operating
 income per share (1)  $       0.93  $       0.82  $       0.56  $       0.62  $       1.14  $       2.93  $       3.04
Diluted income per
 share                 $       0.97  $       1.06  $       0.53  $       0.76  $       1.26  $       3.31  $       3.22
Diluted comprehensive
 income per share      $       0.94  $       1.07  $       0.54  $       0.75  $       1.45  $       3.29  $       3.85

(1) Excludes net realized and unrealized gains (losses) on investments, foreign exchange and income taxes. See Page 15 for a discussion of the use of certain Financial Measures Disclosures.
(2) In Q1-07, we modified our method of calculating basic and diluted earnings per share. In the basic EPS calculation, dividends paid on warrants outstanding are deducted from the EPS numerator. In calculating diluted EPS, we consider the impact of increasing the number of dilutive shares by any outstanding warrants using the treasury stock method.
    Whichever adjustment is more dilutive is incorporated in the final presentation of diluted EPS. Prior periods have been revised to reflect this approach.

                                                                        PAGE 12

                                                                                MONTPELIER RE HOLDINGS LTD.
                                                                 Summary Consolidating Balance Sheet - Blue Ocean (unaudited)
                                                                                        $ in millions

                                                                               As of December 31, 2007
                                                           --------------------------------------------------------------
                                                               Montpelier                     Consolidation/  Montpelier
                                                              Stand Alone       Blue Ocean     Elimination   Consolidated
                                                           ------------------ --------------- -------------  ------------

ASSETS
Investments and cash and cash equivalents                  $          2,669.8 $         238.2 $      (59.9)  $    2,848.1
Securities lending collateral                                           192.0               -            -          192.0
Premiums receivable                                                     160.4             0.1            -          160.5
Deferred acquisition costs                                               27.5             0.2            -           27.7
Reinsurance recoverable on paid and unpaid losses                       169.3               -            -          169.3
Unearned premium ceded                                                   21.1               -            -           21.1
Other assets                                                            118.4             1.9        (13.8)         106.5
                                                           ------------------ --------------- -------------  ------------

 Total Assets                                              $          3,358.5 $         240.4 $      (73.7)  $    3,525.2
                                                           ------------------ --------------- -------------  ------------

LIABILITIES
Loss and loss adjustment expense reserves                               860.7               -            -          860.7
Unearned premium                                                        184.4             3.0            -          187.4
Securities lending payable                                              193.4               -            -          193.4
Debt                                                                    352.4            75.0            -          427.4
Other liabilities                                                       114.5            16.7        (16.7)         114.5
                                                           ------------------ --------------- -------------  ------------

 Total Liabilities                                         $          1,705.4 $          94.7 $      (16.7)  $    1,783.4
                                                           ------------------ --------------- -------------  ------------

Preferred shares - Blue Ocean                                               -            28.2        (28.2)             -

Minority Interest - Blue Ocean preferred shares                             -               -         20.6           20.6
Minority Interest - Blue Ocean common shares                                -               -         68.1           68.1
                                                           ------------------ --------------- -------------  ------------
 Total Minority interest                                                    -               -         88.7           88.7

COMMON SHAREHOLDERS' EQUITY                                           1,653.1           117.5       (117.5)       1,653.1
                                                           ------------------ --------------- -------------  ------------

 Total Liabilities, Minority Interest & Common
  Shareholders' Equity                                     $          3,358.5 $         240.4 $      (73.7)  $    3,525.2
                                                           ------------------ --------------- -------------  ------------

                                                                        PAGE 13

                                                                MONTPELIER RE HOLDINGS LTD.
                                        Summary Consolidating Income Statements - Blue Ocean Q4 2007 (unaudited)
                                                                      $ in millions

                                 Three Months Ended December 31, 2007                 Three Months Ended December 31, 2006
                         ----------------------------------------------------  --------------------------------------------------

                          Montpelier    Blue     Consolidation/  Montpelier    Montpelier             Consolidation/  Montpelier
                          Stand Alone    Ocean    Elimination    Consolidated  Stand Alone Blue Ocean  Elimination   Consolidated
                         ------------- --------- -------------- -------------- ----------- ---------- -------------- ------------

Underwriting revenues
Gross premiums written   $      75.8   $    0.5  $          -   $       76.3   $    81.1    $   4.2   $          -      $   85.3
Reinsurance premiums
 ceded                           1.8          -             -            1.8        32.1          -              -          32.1
                         ------------  --------  -------------  -------------  ----------  ---------  -------------  ------------
Net premiums written            74.0        0.5             -           74.5        49.0        4.2              -          53.2

Gross premiums earned          167.3       11.9             -          179.2       164.9       26.7              -         191.6
Reinsurance premiums
 earned                         32.2          -             -           32.2        42.8          -              -          42.8
                         ------------  --------  -------------  -------------  ----------  ---------  -------------  ------------
Net premiums earned            135.1       11.9             -          147.0       122.1       26.7              -         148.8

Loss and loss adjustment
 expenses                       30.6          -             -           30.6        13.2          -              -          13.2
Acquisition costs               19.4        0.6             -           20.0        19.8        1.9              -          21.7
General and administrative
 expenses(1)                    26.5        2.8          (2.2)          27.1        17.8        7.3           (6.7)         18.4
                          -----------  --------  -------------  -------------  ----------  ---------  -------------  ------------
Underwriting income             58.6        8.5           2.2           69.3        71.3       17.5            6.7          95.5

Net investment income           30.9        2.5          (0.3)          33.1        29.3        5.1           (0.9)         33.5
Financing expense                6.8        2.4             -            9.2         6.8        0.5              -           7.3
Other income (1)                 8.0          -          (5.5)           2.5        19.1          -          (14.8)          4.3
Other expense                    3.1          -             -            3.1         2.6          -              -           2.6
Minority interest expense          -          -           5.1            5.1           -          -          (12.9)         12.9
                         ------------  --------  -------------  -------------  ----------  ---------  -------------  ------------

Operating income                87.6        8.6          (8.7)          87.5       110.3       22.1          (21.9)        110.5
                         ------------  --------  -------------  -------------  ----------  ---------  -------------  ------------

Net realized and
 unrealized gains
 (losses), foreign exch.
 and taxes(1)                    2.9        0.1             -            3.0        11.8       (0.2)             -          11.6

                         ------------  --------  -------------  -------------  ----------  ---------  -------------  ------------

Net income                      90.5        8.7          (8.7)          90.5       122.1       21.9          (21.9)        122.1
                         ------------  --------  -------------  -------------  ----------  ---------  -------------  ------------

Other comprehensive (loss)
 income items                   (2.6)         -             -           (2.6)       17.7          -              -          17.7

                         ------------  --------  -------------  -------------  ----------  ---------  -------------  ------------
Comprehensive income     $      87.9   $    8.7  $       (8.7)  $       87.9   $   139.8    $  21.9   $      (21.9)     $  139.8
                         ------------  --------  -------------  -------------  ----------  ---------  -------------  ------------

Loss and loss adjustment expense
 ratio
 Current year                   25.7%                                   23.6%       24.8%                                   20.3%
 Prior year                     -3.0%                                   -2.8%      -14.0%                                  -11.5%
Acquisition costs ratio         14.4%                                   13.7%       16.2%                                   14.6%
General and administrative
 expense ratio                  19.6%                                   18.4%       14.6%                                   12.3%
                          -----------                           -------------  ----------                            ------------
 Combined ratio                 56.6%                                   52.9%       41.6%                                   35.7%
                         ------------                           -------------  ----------                            ------------


(1) Montpelier charged Blue Ocean $.5 million (2006: $1.3 million) for underwriting services performed and $1.7 million (2006:
    $5.4 million) for performance fees. These fees are incorporated in Montpelier's "other income" on a stand alone basis and in Blue Ocean's general and administrative expenses. These fees are eliminated on consolidation.

                                                                        PAGE 14

                                                                MONTPELIER RE HOLDINGS LTD.
                                               Summary Consolidating Income Statements - Blue Ocean YTD (unaudited)
                                                                       $ in millions

                            Year Ended December 31, 2007                          Year Ended December 31, 2006
                       ---------------------------------------- ------------  -------------------------------------- ------------
                        Montpelier              Consolidation/   Montpelier   Montpelier             Consolidation/   Montpelier
                       Stand Alone  Blue Ocean    Elimination   Consolidated  Stand Alone Blue Ocean   Elimination   Consolidated
                       ------------ ----------- --------------- ------------- ----------- ---------- --------------- ------------

Underwriting revenues
Gross premiums written $    611.0   $     42.8  $           -   $     653.8   $   632.7   $   94.8   $           -   $     727.5
Reinsurance premiums
 ceded                      104.8            -              -         104.8       148.9          -               -         148.9
                       -----------  ----------  --------------  ------------  ----------  ---------  --------------  ------------
Net premiums written        506.2         42.8              -         549.0       483.8       94.8               -         578.6

Gross premiums earned       623.6         61.7              -         685.3       698.4       72.9               -         771.3
Reinsurance premiums
 earned                     128.1            -              -         128.1       188.3          -               -         188.3
                       -----------  ----------  --------------  ------------  ----------  ---------  --------------  ------------
Net premiums earned         495.5         61.7              -         557.2       510.1       72.9               -         583.0

Loss and loss adjustment
 expenses                   177.5            -              -         177.5       172.7          -               -         172.7
Acquisition costs            74.5          3.8              -          78.3       107.4        5.4               -         112.8
General and
 administrative
 expenses(1)                 84.6         13.9          (12.6)         85.9        64.8       16.1           (14.9)         66.0
                        ----------  ----------  --------------  ------------  ----------  ---------  --------------  ------------
Underwriting income         158.9         44.0           12.6         215.5       165.2       51.4            14.9         231.5

Net investment income       117.6         17.2           (2.3)        132.5       112.8       16.6            (3.6)        125.8
Financing expense            26.7          7.8              -          34.5        27.6        0.6               -          28.2
Other income (1)             43.0            -          (32.6)         10.4        47.6          -           (38.0)          9.6
Other expense                11.9            -              -          11.9        13.7          -               -          13.7
Minority interest
 expense                        -            -           31.9          31.9           -          -           (39.3)         39.3
                       -----------  ----------  --------------  ------------  ----------  ---------  --------------  ------------

Operating income            280.9         53.4          (54.2)        280.1       284.3       67.4           (66.0)        285.7
                       -----------  ----------  --------------  ------------  ----------  ---------  --------------  ------------

Net realized and
 unrealized gains
 (losses), foreign exch.
 and taxes(1)                34.9          0.8              -          35.7        18.6       (1.4)              -          17.2
                                                                                                 -
                       -----------  ----------  --------------  ------------  ----------  ---------  --------------  ------------

Net income                  315.8         54.2          (54.2)        315.8       302.9       66.0           (66.0)        302.9
                       -----------  ----------  --------------  ------------  ----------  ---------  --------------  ------------

Other comprehensive
 (loss) income items         (1.8)           -              -          (1.8)       58.6          -               -          58.6

                       -----------  ----------  --------------  ------------  ----------  ---------  --------------  ------------
Comprehensive income   $    314.0   $     54.2  $       (54.2)  $     314.0   $   361.5   $   66.0   $       (66.0)  $     361.5
                       -----------  ----------  --------------  ------------  ----------  ---------  --------------  ------------

Loss and loss adjustment expense
 ratio
 Current year                43.1%                                     38.3%       38.5%                                    33.7%
 Prior year                  -7.3%                                     -6.5%       -4.7%                                    -4.1%
Acquisition costs ratio      15.0%                                     14.1%       21.1%                                    19.4%
General and
 administrative expense
 ratio                       17.1%                                     15.4%       12.7%                                    11.3%
                        ----------                              ------------  ----------                             ------------
 Combined ratio              67.9%                                     61.3%       67.6%                                    60.3%
                       -----------                              ------------  ----------                             ------------


(1) Montpelier charged Blue Ocean $2.5 million (2006: $3.4 million) for underwriting services performed and $10.1 million (2006:
    $11.5 million) for performance fees. These fees are incorporated in Montpelier's "other income" on a stand alone basis and in Blue Ocean's general and administrative expenses. These fees are eliminated on consolidation.

                                                                        PAGE 15

Financial Measures Disclosures

In presenting our results, we have included and discussed certain financial measures. These measures are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

In addition to presenting net income, management believes that showing operating income, which is net income excluding net realized and unrealized gains (losses), net foreign exchange gains (losses) and income taxes, enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company's performance. These measures focus on the underlying fundamentals of our operations without the influence of realized and unrealized gains (losses) from investments, which is driven by the timing of the disposition of investments and the change in our investments' market value and not by our operating performance, or foreign exchange movements and income taxes, which are unrelated to our underlying business. Montpelier believes that analysts and certain rating agencies who follow us exclude these items from their analysis for the same reasons.

This financial supplement also contains the presentation of 'fully converted book value per share'. The calculation is based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding warrants (when dilutive), divided by the sum of common shares and dilutive common share equivalents outstanding (assuming their exercise or issuance). The Company believes that fully converted book value per share more accurately reflects the value attributable to a common share.

This financial supplement also contains the presentation of 'change in fully converted book value adjusted for dividends'. This calculation represents the internal rate of return of the increase in fully converted book value per share (described above) in the period plus dividends declared. Management believes that this measure most accurately reflects the return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.

                                    PAGE 16